UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 E. Las Olas Blvd.,

Suite 300

Fort Lauderdale, FL 33301

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.

On June 29, 2026, Alaunos Therapeutics, Inc. (the “Company”) issued a press release announcing a new preclinical statistical analysis of liver weight adjusted for body fat percentage from the Company’s previously reported non-Good Laboratory Practice (“non-GLP”) diet-induced obesity mouse Study 1 of ALN1003, the Company’s investigational oral, non-hormonal, non-incretin small-molecule metabolic candidate.

The press release reported that, in the 48-day DIO Study 1, ALN1003-treated animals had lower liver weight than controls after adjustment for body fat percentage in a standard ANCOVA analysis, with the same conclusion confirmed using heteroscedasticity-robust HC3 standard errors as a sensitivity analysis. The Company stated that this statistical finding indicates that the lower liver weight associated with ALN1003 treatment was not fully explained by measured body fat percentage in this model. The Company further stated that the finding is directionally consistent with previously disclosed liver marker, selected histology, HOMA-IR, and adipose endocrine biomarker findings.

The press release also notes that the findings are based on non-GLP preclinical studies and should be interpreted with appropriate caution. ALN1003 has not been evaluated in human clinical trials, and its safety and efficacy in humans have not been established. Findings from mouse studies may not translate to human disease.

Alaunos has also published a non-confidential investor presentation titled Obesity and Metabolic Disorders Program — Results of Studies of ALN1003 in Diet-Induced Obese Mouse Model (May 2026), containing integrated data summaries, statistical analyses, representative liver histology images, and study conclusions referenced in the press release. The presentation is available on the Investors section of the Company’s website.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date:	June 29, 2026	By:	/s/ Holger Weis
		Name:	Holger Weis
		Title:	Chief Executive Officer